Securities and Exchange Commission
450 5th Street
Washington, DC 20549

          We have read and agree with the second paragraph of the comments in Item 4 of Form 8-K of Banyan Corporation dated February 14, 2005, regarding the recent change in auditors.

          We have not reported on any financial statements for Banyan Corporation.

Hurley & Company

Granada Hills, California
February 14, 2005

cc:	Cory Gelman, Chief Financial Officer Banyan Corporation